INVESTMENT GRADE MUNICIPAL INCOME FUND INC.                        ANNUAL REPORT


                                                               November 15, 2000

Dear Shareholder,

We are pleased to present you with the annual report for the Investment Grade Municipal Income Fund Inc. (the "Fund") for the fiscal year ended September 30, 2000.


MARKET REVIEW
================================================================================
[Graphic Omitted]   The first six months of the fiscal year saw the virtual
                    reversal of the price depreciation of corporate bonds seen in the prior six months. Though the fixed income markets languished in a state of inflationary uncertainty amidst robust economic growth, events focused on the continued proactive posture taken by the Federal Reserve (the "Fed"), which intervened three times since September 1999 with Fed Funds rate hikes of 25 basis points each (a basis point equals 1/100 of one percent). The Treasury's announcement of a $30 billion buyback of longer maturities triggered fears of a potential squeeze in long-end supply, and the market responded by hoarding the 30-year bond and creating an inverted yield curve. Municipal prices also rallied during the period, though they remained historically cheap relative to taxable bonds.

In the second half of the fiscal year, conditions remained strong for the municipal market, with five- to ten-year maturities serving as the best performing area of the municipal curve. During the past quarter, the municipal yield curve steepened on a relative basis due to the outperformance of the shorter end of the curve.

The lack of supply in the municipal market, coupled with a strong retail demand, where the focus is generally on 10 years or less, created favorable conditions from a sellers standpoint. Therefore, we believe the 10-year area of the curve continues to remain unattractive from a total return standpoint.


PORTFOLIO REVIEW
================================================================================

                     AVERAGE ANNUAL RETURNS, PERIODS ENDED 9/30/00

[Graphic Omitted]
                     NET ASSET VALUE RETURNS        FUND        LIPPER MEDIAN(1)
--------------------------------------------------------------------------------
                     6 Months                       3.93%           4.02%
                     1 Year                         4.79            5.73
                     5 Years                        5.91            5.40
                     Since Inception 11/6/92        6.56            7.05
--------------------------------------------------------------------------------

                     MARKET PRICE RETURNS           FUND        LIPPER MEDIAN(1)
--------------------------------------------------------------------------------
                     6 Months                       9.87%           7.72%
                     1 Year                         5.90            5.60
                     5 Years                        7.73            6.68
                     Since Inception 11/6/92        5.38            6.07
--------------------------------------------------------------------------------

(1)  Lipper General Leveraged Municipal Debt Funds Median.

     Past performance is no guarantee of future results. The Fund's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. NAV and market price returns for periods of less than one year are not annualized. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates. Market price return assumes dividends were reinvested under the Dividend Reinvestment Plan.


-----------------------------

INVESTMENT GRADE MUNICIPAL
INCOME FUND INC.

INVESTMENT GOAL:
HIGH LEVEL OF CURRENT
INCOME EXEMPT FROM
FEDERAL INCOME TAX,
CONSISTENT WITH
PRESERVATION OF CAPITAL

PORTFOLIO MANAGER:
ELBRIDGE T. GERRY, III
MITCHELL HUTCHINS
ASSET MANAGEMENT INC.

COMMENCEMENT:
NOVEMBER 6, 1992

NYSE SYMBOL:
PPM

DIVIDEND PAYMENTS:
MONTHLY

-----------------------------

ANNUAL REPORT

Share Price, Dividend and Yield                                        9/30/00
--------------------------------------------------------------------------------
Market Price                                                            $13.75
Net Asset Value                                                         $15.91
12-Month Dividend                                                        $0.90
Current Month Dividend                                                  $0.075
Market Yield                                                             6.55%
NAV Yield                                                                5.66%
IPO Yield                                                                6.00%
--------------------------------------------------------------------------------

Market yield is calculated by multiplying the current month's distribution by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the current month's distribution by 12 and dividing by the month-end net asset value. IPO yield is calculated by multiplying the current month's distribution by 12 and dividing by the initial public offering price. Prices and yields will vary.


PORTFOLIO HIGHLIGHTS

We have continued our program of identifying relative value in sectors, bond structures and credit. Accordingly, we sold some of our pre-refunded bonds and moved into bond structures that provided a premium coupon with a limited premium penalty. These bond maturities also represented value spots on the yield curve.

During a significant market downdraft early in the calendar year, we noted that deeper-discounted bonds were having a particularly hard time. Their after-tax yields rose about 10 basis points above comparable, current-coupon bonds, due to their 4.75% coupons and DE MINIMUS tax ramifications.

We purchased some of these bonds, including New York City Transitional Finance Authority revenue bonds (1.9%). By the middle of the calendar year, the discounted bonds' yield spread to current-coupon bonds had narrowed significantly, contributing to fund performance.

In the second quarter of the calendar year we had opportunities to capture incremental yield as structure spreads widened. Bonds trading at a discount cheapened exponentially as they fell out of favor. However, municipal bonds did correct in late May, leaving yields virtually unchanged. The Fund purchased Colorado River Texas Municipal Water (3.8%), with 14 additional basis points, attracted to its discount structure and we believed mispriced 2003 call.

We continue to avoid the intermediate area of the curve. Strong demand for municipal bonds among individual investors--who generally focus on maturities of 10 years or less--created ideal conditions for sellers and has made the 10-year area of the curve unattractive from a risk-reward perspective. We kept portfolio duration shorter than the benchmark, which aided performance as yields rose slightly on the long end of the curve.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.                        ANNUAL REPORT


PORTFOLIO STATISTICS


CHARACTERISTICS*                                      9/30/00         3/31/00
--------------------------------------------------------------------------------
Net Assets ($mm)                                      $244.8          $243.2
Weighted Avg Maturity                                14.8 yrs        14.8 yrs
Weighted Avg Duration                                 4.5 yrs         4.6 yrs
Weighted Avg Coupon                                    6.2%            6.3%
AMT Paper                                               0%              0%
Leverage                                               32.7%           32.9%
Callable/Maturing Within Five Years                    24.9%           20.2%
Callable/Maturing Beyond Five Years                    75.1%           79.8%
--------------------------------------------------------------------------------

CREDIT QUALITY*                                      9/30/00         3/31/00
--------------------------------------------------------------------------------
Cash and Other Assets in Excess of Liabilities          5.0%            1.8%
AAA/Aaa                                                42.4            46.6
AA/Aa                                                  33.0            30.8
A/A                                                     7.4            12.0
BBB/Baa                                                 5.6             5.4
Non-Rated                                               6.6             3.4
--------------------------------------------------------------------------------
Total                                                 100.0           100.0

TOP TEN STATES*                   9/30/00                             3/31/00
--------------------------------------------------------------------------------
Texas                               24.0%   Texas                      21.5%
New York                            12.5    New York                   14.0
Illinois                            10.5    Illinois                   10.6
Indiana                              6.1    Indiana                     8.6
Virginia                             4.4    South Carolina              4.8
Pennsylvania                         4.1    Virginia                    4.4
Connecticut                          3.6    Connecticut                 3.7
Kentucky                             3.2    Kentucky                    3.3
Wisconsin                            3.1    Nevada                      2.9
Nevada                               2.9    Alaska                      2.8
--------------------------------------------------------------------------------
Total                               74.4    Total                      76.6

TOP FIVE SECTORS*                 9/30/00                            3/31/00
--------------------------------------------------------------------------------
Water                               16.6%   Power                      19.7%
Power                               13.1    Water                      12.7
Hospital                            10.9    Hospital                   10.9
Lease                                6.6    General Obligation          8.0
General Obligation                   6.2    Sales Tax                   6.8
--------------------------------------------------------------------------------
Total                               53.4    Total                      58.1

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

ANNUAL REPORT



OUTLOOK
================================================================================

We continue to purchase structures that offer good return attributes. Currently, we prefer the 18- to 25-year part of the yield curve and the premium structure. Absent those opportunities, we look for value within our duration, sector and security framework.

We continue to avoid the healthcare, resource recovery and (more recently) the airline sector.

Technicals continue to look good for municipals: issuance has and is expected to remain light through the end of 2000. We look for moderating economic growth going forward and believe interest rates will remain relatively stable in response to slowing growth and the absence of real inflationary pressure. If an economic slowdown becomes more evident, we may consider extending duration.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a QUARTERLY REVIEW on a fund in the PaineWebber Family of Funds,(2) please contact your Financial Advisor. For additional information, visit us at www.painewebber.com.

Sincerely,



/s/ BRIAN M. STORMS                      /s/ ELBRIDGE T. GERRY, III
-------------------                      ---------------------------
BRIAN M. STORMS                          Elbridge T. Gerry, III
Chief Executive Officer and President    Chief Investment Officer - Municipals
Mitchell Hutchins Asset Management Inc.  and Short-Term Investment Strategies
                                         Mitchell Hutchins Asset Management Inc.
                                         Portfolio Manager, Investment Grade
                                         Municipal Income Fund Inc.







This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended September 30, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

PORTFOLIO OF INVESTMENTS                                      SEPTEMBER 30, 2000

PRINCIPAL                                          MOODY'S        S&P
 AMOUNT                                            RATING        RATING        MATURITY    INTEREST
  (000)                                          (UNAUDITED)   (UNAUDITED)       DATES       RATES              VALUE
--------                                          ---------     ---------       -------     -------             -----
LONG-TERM MUNICIPAL BONDS--95.02%

ALABAMA--1.79%

$ 4,600   Jefferson County Sewer Revenue
            Refunding Series A (FGIC Insured) ....  Aaa             AAA        02/01/27       5.375%           $ 4,367,010
                                                                                                               -----------

ALASKA--2.79%

  6,540   Valdez Marine Terminal British Petroleum
            Company Sohio Pipeline Project .......  Aa1              AA+        12/01/25       7.000             6,822,463
                                                                                                               -----------

CALIFORNIA--2.43%

  1,000   California Educational Facilities
            Authority College Chiropractic .......  Baa2             NR         11/01/17       5.600               964,790
  3,000   California Statewide Communities
            Development Authority Irvine Apartment
            Communities Series A-3 ...............  Baa2            BBB        05/17/10+       5.100             2,917,530
  2,150   Fontana Redevelopment Agency Tax
            Allocation Refunding Jurupa Hills
            Redevelopment Project A ..............  NR              BBB+        10/01/17       5.500             2,065,140
                                                                                                               -----------
                                                                                                                 5,947,460
                                                                                                               -----------

COLORADO--2.74%

  5,950   Arapahoe County Capital Improvement Trust
            Fund Highway Revenue (Pre-refunded
            with U.S. Government Securities to
            08/31/05 @103) .......................  Aaa             AAA         08/31/26       7.000             6,709,101
                                                                                                               -----------

CONNECTICUT--3.64%

  8,590   Connecticut Housing Finance Authority
            Series A & B .........................  Aa2             AA   05/15/14 to 11/15/23  6.200 to 6.750    8,906,364
                                                                                                               -----------

GEORGIA--0.21%

    500   Municipal Electric Authority of Georgia
            Series B .............................  A3               A          01/01/16       6.375               515,965
                                                                                                               -----------

ILLINOIS--10.47%

  1,890   Illinois Toll & Highway Authority
            Series A (Pre-refunded with U.S.
            Government Securities to
            01/01/03 @ 102)
            (FGIC Insured) .......................  Aaa             AAA         01/01/16       6.200             1,989,716
  2,650   University of Illinois Auxiliary
            Facilities ...........................  Aa3             AA-         04/01/22       5.750             2,653,657
  7,380   Chicago Gas Supply Revenue People's Gas.  Aa3             AA-         03/01/15       6.875             7,714,240
  5,000   Chicago Park District Parking Facility .  Baa1             A          01/01/14       6.250             5,206,100

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


PRINCIPAL                                          MOODY'S        S&P
 AMOUNT                                            RATING        RATING        MATURITY    INTEREST
  (000)                                          (UNAUDITED)   (UNAUDITED)       DATES       RATES          VALUE
--------                                          ---------     ---------       -------     -------         -----
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

ILLINOIS--(CONCLUDED)

 $  250   Metropolitan Pier & Exposition Authority.  Aa3            AA-        06/15/27       6.500%    $   258,603
  6,350   Metropolitan Pier & Exposition Authority
            (Pre-refunded with U.S. Government
            Securities to 06/15/03 @ 102) .........  Aaa           AAA         06/15/27       6.500       6,772,656
  1,000   Naperville Electric Revenue .............  Aa2            AA         05/01/12       5.700       1,025,200
                                                                                                        -----------
                                                                                                         25,620,172
                                                                                                        -----------

INDIANA--6.12%

  1,430   Indiana Transportation Finance Authority
            Airport Facilities Series A ...........  A1            AA          11/01/16       6.250       1,456,155
  6,000   Indianapolis Gas Utility Revenue Series A
            (Pre-refunded with U.S. Government
            Securities to 06/01/02 @ 102)
            (FGIC Insured) ........................  Aaa           AAA         06/01/23       6.200       6,276,480
  2,000   Indianapolis Local Public Improvement
              Bond Bank ...........................  Aa2           AA-         07/01/10       6.000       2,097,240
  4,000   Marion County Hospital Authority Methodist
            Hospital of Indiana (Escrowed to
            maturity) .............................  Aa3           AAA         09/01/13       6.500       4,045,320
  1,000   Purdue University Series B (Pre-refunded
            with  U.S. Government Securities
            to 01/01/05 @ 103) ....................  Aa2           AA          07/01/15       6.700       1,103,310
                                                                                                        -----------
                                                                                                         14,978,505
                                                                                                        -----------

KENTUCKY--3.24%

  7,750   Boone County Pollution Control Revenue
            Dayton Power & Light Company ..........  A2            BBB+         11/15/22       6.500      7,940,262
                                                                                                        -----------

MASSACHUSETTS--2.58%

  6,000   Massachusetts Water Resources Authority
            Series A (Pre-refunded with U.S.
            Government Securities to
            07/15/02 @ 102) .......................  Aaa           AAA         07/15/21        6.500      6,323,460
                                                                                                        -----------

NEVADA--2.89%

  6,750   Clark County Pollution Control Revenue
            Nevada Power Company (FGIC Insured) ...  Aaa           AAA         06/01/19        6.600      7,071,570
                                                                                                        -----------

NEW JERSEY--0.85%

  2,000   New Jersey Transportation Trust Fund
            Authority Transportation Systems
            Series A ..............................  Aa2           AA          06/15/11        5.500      2,088,740
                                                                                                        -----------

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

PRINCIPAL                                                 MOODY'S        S&P
 AMOUNT                                                   RATING        RATING        MATURITY        INTEREST
  (000)                                                (UNAUDITED)   (UNAUDITED)       DATES            RATES           VALUE
--------                                                 ---------     ---------       -------         -------          -----
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

NEW YORK--10.64%

 $  400   New York City General Obligation Series H ......  A2            A           02/01/16            7.000%      $  416,824
  2,000   New York City General Obligation Series H
            (Pre-refunded with U.S. Government
            Securities to 02/01/02 @ 1011/2) .............  NR            A-          02/01/16            7.000        2,095,120
  1,150   New York City General Obligation Subseries C-1
            (Pre-refunded with U.S. Government Securities
             to 08/01/02 @ 1011/2) .......................  Aaa           A           08/01/17            7.000        1,217,885
  1,000   New York State Dormitory Authority Revenue
            2nd City University Series 2 ................. Baa1           A           07/01/28            5.000          865,300
  6,000   New York State Local Government Assistance
            Corporation Series B (Pre-refunded with
            U.S. Government Securities to 04/01/02 @ 102)   Aaa          AA-          04/01/21            6.250        6,272,400
  1,500   New York State Medical Care Facilities Finance
            Agency Revenue Hospital and Nursing Homes
            Series D (Pre-refunded with U.S. Government
            Securities to 2/15/03 @ 102) (FHA Insured) ...  NR           AAA          02/15/31            6.600        1,597,530
  8,695   New York City Municipal Water Finance Authority
            Water & Sewer System Series A ................  Aa3           AA    06/15/17 to 06/15/21  6.000 to 6.250   8,837,693
  5,500   New York City Transitional Finance Authority
            Revenue Future Tax Secured Series B ..........  Aa3           AA          11/15/23            4.750        4,737,975
                                                                                                                    ------------
                                                                                                                      26,040,727
                                                                                                                    ------------

NORTH CAROLINA--2.27%

  2,700   North Carolina Eastern Municipal Power Agency
            Series A (Escrowed to maturity) .............. Baa3          BBB          01/01/21            6.400        2,957,310
  1,630   North Carolina Municipal Power Agency
            Catawba Electric Revenue ..................... Baa1          BBB+         01/01/17            6.250        1,631,614
    920   North Carolina Municipal Power Agency
            Catawba Electric Revenue (Pre-refunded with
            U.S. Government Securities to 01/01/03 @102) .  NR           BBB+         01/01/17            6.250          968,088
                                                                                                                    ------------
                                                                                                                       5,557,012
                                                                                                                    ------------

PENNSYLVANIA--4.11%

  2,500   Pennsylvania Turnpike Commission
            Turnpike Revenue Series N (FGIC Insured) .....  Aaa           AAA         12/01/19            5.500        2,459,100
  2,680   Philadelphia School District Series A
            (MBIA Insured) ...............................  Aaa           AAA         04/01/15            5.250        2,639,907
  5,000   Northumberland County Authority Guaranteed Lease
            Revenue Mountain View Manor Project ..........  NR            NR          10/01/20            7.000        4,962,800
                                                                                                                    ------------
                                                                                                                      10,061,807
                                                                                                                    ------------

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

PRINCIPAL                                                 MOODY'S        S&P
 AMOUNT                                                   RATING        RATING        MATURITY       INTEREST
  (000)                                                (UNAUDITED)   (UNAUDITED)       DATES           RATES         VALUE
--------                                                ---------     ---------       -------         -------        -----
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

RHODE ISLAND--2.57%

$ 6,175   Rhode Island Housing Finance Authority
             Homeownership Opportunity Series 10-A ......   Aa2           AA+         04/01/27        6.500%       $ 6,290,040
                                                                                                                   -----------

SOUTH CAROLINa--2.59%

  6,290   Richland County Pollution Control Revenue
            Union Camp Corporation Project Series C .....  Baa1          BBB+         11/01/20        6.550          6,340,949
                                                                                                                   -----------

TEXAS--23.97%

  5,000   Texas Health Facilities Development Corporation
            All Saints Episcopal Hospital Series B
            (MBIA Insured) ..............................  Aaa           AAA          08/15/22        6.250          5,115,300
  4,000   Coastal Bend Health Facilities
            Incarnate Word Health System
            (Escrowed to maturity) (AMBAC Insured) ......  Aaa           AAA          01/01/17        6.300          4,321,680
 10,000   Colorado River Texas Municipal Water District
            Water Revenue Refunding (AMBAC Insured) .....  Aaa           AAA          01/01/21        5.150          9,212,500
  4,750   Harris County Subordinated Lien Revenue .......  Aa1           AA+          08/01/14        6.750          4,922,568
  7,949   Harris County Texas Lease++ ...................   NR            NR          05/01/20        6.750          8,129,082
    915   Harris County Toll Road Authority Senior Lien
            (AMBAC Insured) .............................  Aaa           AAA          08/15/17        6.500            959,963
  3,007   Houston Community College Systems
            Participation++ .............................   NR            NR          06/15/25        7.875          3,136,219
  2,000   Houston Refunding & Public Improvement Series A  Aa3           AA-          03/01/15        5.250          1,958,360
  3,000   Houston Water & Sewer System Revenue
            Junior Lien Series C (FGIC Insured) .........  Aaa           AAA          12/01/22        5.250          2,823,840
  1,000   Houston Water & Sewer System Series B
            (Pre-refunded with U.S. Government
            Securities to 12/01/01 @ 102) ...............  Aaa            A+          12/01/14        6.375          1,040,170
  6,180   Houston Water & Sewer System Series C
            (Pre-refunded with U.S. Government Securities
            to 12/01/01 @ 102) (AMBAC Insured) ..........  Aaa           AAA          12/01/17        6.375          6,416,110
  2,350   Port Corpus Christi Industrial Development
             Revenue Valero Energy Corporation Series C .  Baa3          BBB-         04/01/18        5.400          2,057,613
  6,750   Sabine River Authority Pollution Control Revenue
            Texas Utilities Electric Company (FGIC
            Insured) ....................................  Aaa           AAA          10/01/22        6.550          7,010,685
  1,875   San Antonio Electric & Gas Revenue
            Refunding Series A ..........................  Aa1            AA          02/01/21        4.500          1,564,350
                                                                                                                   -----------
                                                                                                                    58,668,440
                                                                                                                   -----------

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

PRINCIPAL                                                 MOODY'S        S&P
 AMOUNT                                                   RATING        RATING        MATURITY       INTEREST
  (000)                                                (UNAUDITED)   (UNAUDITED)       DATES           RATES         VALUE
--------                                                ---------     ---------       -------         -------        -----
LONG-TERM MUNICIPAL BONDS--(CONCLUDED)

VIRGINIA--4.37%

$ 4,500   Virginia Beach Development Authority
            Sentara Bayside Hospital (Pre-refunded with
            U.S. Government Securities to 11/01/01 @ 102)   Aa2           AA         11/01/21          6.300%    $  4,678,155
  5,815   Virginia Transportation Board Revenue
            Route 28 Project ............................   Aa1           AA         04/01/18          6.500        6,017,885
                                                                                                                 ------------
                                                                                                                   10,696,040
                                                                                                                 ------------

WASHINGTON--1.94%

  4,500   Metropolitan Seattle Sewer Series W
            (Pre-refunded with U.S. Government Securities
            to 01/01/03 @ 102) (MBIA Insured) ...........   Aaa           AAA        01/01/33          6.300        4,748,940
                                                                                                                 ------------

WISCONSIN--2.81%

  6,750   Wisconsin Health and Educational Facilities
            Authority-Sisters of Sorrowful Mother Health
            Care System (MBIA Insured) ..................   Aaa           AAA        06/01/20          6.250        6,870,757
                                                                                                                 ------------
Total Long-Term Municipal Bonds (cost--$224,893,779)                                                              232,565,784
                                                                                                                 ------------

SHORT-TERM MUNICIPAL NOTES--3.50%

CALIFORNIA--0.04%

    100   Irvine Ranch Water District Improvement
            District Number 182 Series A ................   NR           A1+         10/02/00          5.000*         100,000
                                                                                                                 ------------

GEORGIA--0.12%

    300   Burke County Development Authority Pollution
            Control Revenue Georgia Power
            Company Vogtle 4th Series ................... VMIG-1           A1        10/02/00          5.600*         300,000
                                                                                                                 ------------

MASSACHUSETTS--0.08%

    200   Massachusetts Health & Education Facilities
            Series D (MBIA Insured) ..................... VMIG-1          A1+        10/02/00          5.550*         200,000
                                                                                                                 ------------

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

PRINCIPAL                                                 MOODY'S        S&P
 AMOUNT                                                   RATING        RATING        MATURITY       INTEREST
  (000)                                                (UNAUDITED)   (UNAUDITED)       DATES           RATES         VALUE
--------                                                ---------     ---------       -------         -------        -----
SHORT-TERM MUNICIPAL NOTES--(CONCLUDED)

NEW JERSEY--1.10%

$ 1,300   New Jersey Economic Development Authority R
            evenue El Dorado Terminals A ...............   P1            NR          10/02/00         5.450%*   $ 1,300,000
  1,100   New Jersey Economic Development Authority
             Revenue El Dorado Terminals B .............  VMIG-1         NR          10/02/00         5.350*      1,100,000
    300   Union County Industrial Pollution Control
            Financing Authority Exxon Project ..........    P1           A1+         10/02/00         4.650*        300,000
                                                                                                               ------------
                                                                                                                  2,700,000
                                                                                                               ------------

NEW YORK--1.83%

  1,200   New York City Series B (MBIA Insured) ........ VMIG-1          A1          10/02/00         5.550*      1,200,000
  2,000   Port Authority of New York & New Jersey
            Special Obligation Versatile Structure
            Series 2 ................................... VMIG-1          A1+         10/02/00         5.450*      2,000,000
    275   New York State Dormitory Authority Revenues
            Metropolitan Museum of Art Series A ........ VMIG-1          A1+         10/04/00         5.300*        275,000
  1,000   New York City Municipal Water Finance Authority
            (FGIC Insured) ............................. VMIG-1          A1+         10/02/00         5.550*      1,000,000
                                                                                                               ------------
                                                                                                                  4,475,000
                                                                                                               ------------

WISCONSIN--0.33%

    200   Louisiana Crosse Industrial Development Revenue
            Refunding Dairyland Power Cooperative C
            (AMBAC Insured) ............................ VMIG-1          A1+         10/02/00          5.550*       200,000
    600   Louisiana Crosse Pollution Control Revenue
            Dairyland Power Cooperative B
           (AMBAC Insured) ............................. VMIG-1          A1+         10/02/00         5.550*        600,000
                                                                                                               ------------
                                                                                                                    800,000
                                                                                                               ------------
Total Short-Term Municipal Notes (cost--$8,575,000) ....                                                          8,575,000
                                                                                                               ------------
Total Investments (cost--$233,468,779)--98.52% .........                                                        241,140,784
Other assets in excess of liabilities--1.48% ...........                                                          3,627,857
                                                                                                               ------------
Net Assets--100.00% ....................................                                                       $244,768,641
                                                                                                               ============

-------------------------
+ The maturity date reflects the mandatory date bond will be put back to issuer.
++ Illiquid securities representing 4.60% of net assets.
* Variable rate demand note is payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of September 30, 2000.
AMBAC-- American Municipal Bond Assurance Corporation.
FGIC -- Financial Guaranty Insurance Company.
FHA  -- Federal Housing Authority.
MBIA -- Municipal Bond Investors Assurance.


                 See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES                          SEPTEMBER 30, 2000


ASSETS:
Investments in securities, at value (cost--$233,468,779) .........................................    $241,140,784
Cash .............................................................................................          45,104
Interest receivable ..............................................................................       4,068,016
Other assets .....................................................................................           3,683
                                                                                                      ------------
Total assets .....................................................................................     245,257,587
                                                                                                      ------------

LIABILITIES:
Dividends payable to preferred shareholders ......................................................         189,974
Payable to investment adviser and administrator ..................................................         156,299
Accrued expenses and other liabilities ...........................................................         142,673
                                                                                                      ------------
Total liabilities ................................................................................         488,946
                                                                                                      ------------

NET ASSETS:
Auction Preferred Shares Series A & B--1,600 non-participating shares authorized, issued and outstanding; $0.001 par value; $50,000 liquidation
  value ..........................................................................................      80,000,000
                                                                                                      ------------
Common Stock--$0.001 par value; total authorized shares--199,998,400; 10,356,667
  shares issued and outstanding ..................................................................     153,674,147
Undistributed net investment income ..............................................................         818,946
Accumulated net realized gain from investment transactions .......................................       2,603,543
Net unrealized appreciation of investments .......................................................       7,672,005
                                                                                                      ------------
Net assets applicable to common shareholders .....................................................     164,768,641
                                                                                                      ------------
Total net assets .................................................................................    $244,768,641
                                                                                                      ============
Net asset value per common share ($164,768,641 applicable to 10,356,667 common shares outstanding)          $15.91
                                                                                                            ======






                 See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

STATEMENT OF OPERATIONS

                                                                          FOR THE
                                                                        YEAR ENDED
                                                                    SEPTEMBER 30, 2000
                                                                     ----------------
INVESTMENT INCOME:
Interest .........................................................    $ 14,679,520
                                                                      ------------

EXPENSES:
Investment advisory and administration ...........................       2,188,076
Auction Preferred Shares expenses ................................         269,301
Custody and accounting ...........................................         148,305
Professional fees ................................................          67,702
Reports and notices to shareholders ..............................          50,480
Transfer agency and service fees .................................          30,646
Directors' fees ..................................................          10,500
Other expenses ...................................................          25,261
                                                                      ------------
                                                                         2,790,271
Less: Fee waivers from adviser ...................................        (303,899)
                                                                      ------------
Net expenses .....................................................       2,486,372
                                                                      ------------
Net investment income ............................................      12,193,148
                                                                      ------------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains from investment transactions ..................       2,857,743
Net change in unrealized appreciation/depreciation of investments       (4,135,444)
                                                                      ------------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENT ACTIVITIES ......      (1,277,701)
                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............    $ 10,915,447
                                                                      ============


                 See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                           FOR THE YEARS ENDED
                                                                              SEPTEMBER 30,
                                                                     -------------------------------
                                                                          2000              1999
                                                                     -------------     -------------
FROM OPERATIONS:
Net investment income ...........................................    $  12,193,148     $  12,156,009
Net realized gains from investment transactions .................        2,857,743           291,854
Net change in unrealized appreciation/depreciation of investments       (4,135,444)      (10,889,703)
                                                                     -------------     -------------
Net increase in net assets resulting from operations ............       10,915,447         1,558,160
                                                                     -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS FROM:
Net investment income--common stockholders ......................       (9,321,000)       (9,321,000)
Net investment income--preferred stockholders ...................       (3,241,281)       (2,602,066)
Net realized gain on investments--common stockholders ...........         (158,457)           --
Net realized gain on investments--preferred stockholders ........          (43,712)           --
                                                                     -------------     -------------
Total dividends and distributions to stockholders ...............      (12,764,450)      (11,923,066)
                                                                     -------------     -------------
Net decrease in net assets ......................................       (1,849,003)      (10,364,906)

NET ASSETS:
Beginning of year ...............................................      246,617,644       256,982,550
                                                                     -------------     -------------
End of year (including undistributed net investment income of
 $818,946 and $1,188,079, respectively) .........................    $ 244,768,641     $ 246,617,644
                                                                     =============     =============









                 See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

STATEMENT OF CASH FLOWS

                                                                                    FOR THE
                                                                                   YEAR ENDED
                                                                               SEPTEMBER 30, 2000
                                                                                ----------------
CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received ...........................................................    $ 15,009,146
Expenses paid (net of fee waivers) ..........................................      (2,488,207)
Purchase of short-term portfolio investments, net ...........................      (5,175,000)
Purchase of long-term portfolio investments .................................     (52,705,544)
Sale of long-term portfolio investments .....................................      58,041,908
                                                                                 ------------
Net cash provided by operating activities ...................................      12,682,303
                                                                                 ------------

CASH FLOWS USED FOR FINANCING ACTIVITIES:
Dividends paid from net investment income to common stockholders ............      (9,321,000)
Dividends paid from net investment income to preferred stockholders .........      (3,185,776)
Distribution paid from capital gains to common stockholders .................        (158,457)
Distribution paid from capital gains to preferred stockholders ..............         (43,712)
                                                                                 ------------
Net cash used for financing activities ......................................     (12,708,945)
                                                                                 ------------

Net decrease in cash ........................................................         (26,642)
Cash at beginning of year ...................................................          71,746
                                                                                 ------------
Cash at end of year .........................................................    $     45,104
                                                                                 ============

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET
  CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations ........................    $ 10,915,447
                                                                                 ------------
Decrease in investments, at value ...........................................      16,689,388
Decrease in receivable for investments sold .................................       2,766,606
Decrease in interest receivable .............................................         337,075
Decrease in other assets ....................................................           2,117
Decrease in payable for investments purchased ...............................     (18,024,378)
Decrease in payable to investment adviser and administrator .................          (1,188)
Decrease in accrued expenses and other liabilities ..........................          (2,764)
                                                                                 ------------
Total adjustments ...........................................................       1,766,856
                                                                                 ------------
Net cash provided by operating activities ...................................    $ 12,682,303
                                                                                 ============






                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Investment Grade Municipal Income Fund Inc. (the "Fund") was incorporated in Maryland on August 6, 1992, and is registered with the Securities and Exchange Commission as a closed-end diversified management investment company. The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital.

   The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over the counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc., the investment adviser and administrator of the Fund ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"), which is a wholly owned indirect subsidiary of UBS AG. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of securities.

   DIVIDENDS AND DISTRIBUTIONS--The Fund intends to pay monthly dividends to common stockholders at a level rate that over time will result in the distribution of all of the Fund's net investment income remaining after the payment of dividends on any outstanding preferred stock. Dividends and distributions to common stockholders are recorded on the ex-dividend date. Dividends to preferred stockholders are accrued daily. Dividends from net investment income and distributions from realized capital gains from investment transactions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

CONCENTRATION OF RISK
   The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

NOTES TO FINANCIAL STATEMENTS (concluded)



INVESTMENT ADVISER AND ADMINISTRATOR

   The Fund's board of directors has approved an investment advisory and administration contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, Mitchell Hutchins receives compensation from the Fund, computed weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets. For the year ended September 30, 2000, Mitchell Hutchins voluntarily waived $303,899 in investment advisory and administration fees from the Fund.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at September 30, 2000 was substantially the same as the cost of securities for financial statement purposes.

     At September 30, 2000, the components of net unrealized appreciation of investments were as follows:

            Gross appreciation (from investments   having an
               excess of value over cost) .......................  $8,644,983
            Gross depreciation (from investments having an
               excess of cost over value) .......................    (972,978)
                                                                   ----------
            Net unrealized appreciation of investments ..........  $7,672,005
                                                                   ==========

   For the year ended September 30, 2000, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $34,681,166 and $55,275,302, respectively.

FEDERAL TAX STATUS

   The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

CAPITAL STOCK

   COMMON STOCK--There are 199,998,400 shares of $0.001 par value common stock authorized. Of the 10,356,667 common shares outstanding, 9,080 shares are owned by Mitchell Hutchins.

   AUCTION PREFERRED SHARES--The Fund has issued 800 shares of Auction Preferred Shares Series A and 800 shares of Auction Preferred Shares Series B, which are referred to herein collectively as the "APS." All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

   Dividends, which are cumulative, are generally reset every 28 days for APS Series A and 3 months for APS Series B. Dividend rates ranged from 3.25% to 5.75% for the year ended September 30, 2000.

   The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

   The APS are entitled to one vote per share and unless otherwise required by law, will vote with holders of common stock as a single class, except that the preferred shares will vote separately as a class on certain matters, as required by law. The holders of the preferred shares have the right to elect two directors of the Fund.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.



FINANCIAL HIGHLIGHTS
Selected data for a share of common stock outstanding throughout each year is presented below:

                                                                  FOR THE YEARS ENDED SEPTEMBER 30,
                                                     ---------------------------------------------------------
                                                        2000       1999        1998         1997        1996
                                                     -------     -------      -------     -------     -------
Net asset value, beginning of year ...............   $ 16.09     $ 17.09     $ 16.78      $ 16.11     $ 15.73
                                                     -------     -------      -------     -------     -------
Net investment income ............................      1.18        1.17        1.19         1.19        1.21
Net realized and unrealized gains (losses)
  from investments ...............................     (0.13)      (1.02)       0.29         0.65        0.35
                                                     -------     -------      -------     -------     -------
Net increase from investment operations ..........      1.05        0.15        1.48         1.84        1.56
                                                     -------     -------      -------     -------     -------
Dividends and distributions:
  From net investment income:
    Common stockholders ..........................     (0.90)      (0.90)      (0.90)       (0.90)      (0.90)
    Common share equivalent of dividends
      paid to preferred stockholders .............     (0.31)      (0.25)      (0.27)       (0.27)      (0.28)
  From net realized gain on investments:
    Common stockholders ..........................     (0.02)       --           --          --          --
    Common share equivalent of distributions
      paid to preferred stockholders .............     (0.00)(1)    --           --          --          --
                                                     -------     -------      -------     -------     -------
Total dividends and distributions to stockholders      (1.23)      (1.15)       (1.17)      (1.17)      (1.18)
                                                     -------     -------      -------     -------     -------
Net asset value, end of year .....................   $ 15.91     $ 16.09      $ 17.09     $ 16.78     $ 16.11
                                                     =======     =======      =======     =======     =======
Per share market value, end of year ..............   $ 13.75     $ 13.88      $ 15.94     $ 15.06     $ 13.63
                                                     =======     =======      =======     =======     =======
Total investment return(2) .......................      5.90%      (7.68)%      12.21%      17.76%      12.03%
                                                     =======     =======      =======     =======     =======
Ratios to average net assets attributable to
   common shares:
     Total expenses, net of waivers from adviser .      1.52%        1.52%       1.44%       1.44%       1.34%
     Total expenses, before waivers from adviser .      1.71%        1.71%       1.62%       1.77%       1.71%
     Net investment income before preferred
      stock dividends ............................      7.48%       7.01%        7.03%       7.27%       7.61%
     Preferred stock dividends ...................      1.99%       1.50%        1.62%       1.66%       1.73%
     Net investment income available to common
      stockholders ...............................      5.49%       5.51%        5.41%       5.61%       5.88%
Supplemental data:
   Net assets, end of year (000's) ...............  $244,769    $246,618     $256,983    $253,767    $246,804
   Portfolio turnover rate .......................        14%          8%           0%          3%          0%
   Asset coverage per share of preferred
    stock, end of year ...........................  $152,980    $154,136     $160,614    $158,604    $154,252

----------------
(1) Distribution equal to $0.0042 per share.
(2) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported and assuming reinvestment of dividends and other distributions to common stockholders at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


REPORT OF INDEPENDENT ACCOUNTANTS


To the Stockholders and Board of Directors of Investment Grade Municipal Income Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Investment Grade Municipal Income Fund Inc. (the "Fund") at September 30, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
November 22, 2000

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

TAX INFORMATION

   We are required by Subchapter M of the Internal Revenue Code of 1986, as amended to advise you within 60 days of the Fund's fiscal year end (September 30, 2000), as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that, with the exception of a long-term capital gain distribution to common shareholders of $0.0153 per common share, all dividends paid during the fiscal year were federal tax-exempt interest dividends.

   The Fund did not invest in any securities which paid interest subject to the federal alternative minimum tax for individual taxpayers during its fiscal year. Therefore, none of the dividends paid by the Fund were subject to such tax.

   Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2000. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2001. Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

GENERAL INFORMATION

THE FUND

   Investment Grade Municipal Income Fund Inc. (the "Fund") is a diversified closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. ("NYSE"). The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated, which has over $67.8 billion in assets under management as of October 31, 2000.

SHAREHOLDER INFORMATION

   The Fund's NYSE trading symbol is "PPM." Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each week in Barron's, as well as numerous other newspapers.

DISTRIBUTION POLICY

   The Fund's Board of Directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

   A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

GENERAL INFORMATION (concluded)

   Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

   Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, N.A., c/o PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030.

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

DIRECTORS

E. Garrett Bewkes, Jr.          Meyer Feldberg
CHAIRMAN
                                George W. Gowen
Margo N. Alexander
                                Frederic V. Malek
Richard Q. Armstrong
                                Carl W. Schafer
Richard R. Burt
                                Brian M. Storms

PRINCIPAL OFFICERS

Brian M. Storms                 Paul H. Schubert
PRESIDENT                       VICE PRESIDENT AND TREASURER

Amy R. Doberman                 Elbridge T. Gerry, III
VICE PRESIDENT                  VICE PRESIDENT

Dianne E. O'Donnell
VICE PRESIDENT AND SECRETARY



INVESTMENT ADVISER AND
ADMINISTRATOR

MITCHELL HUTCHINS ASSET MANAGEMENT INC.
51 WEST 52ND STREET
NEW YORK, NEW YORK 10019



NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                                                       A N N U A L  R E P O R T



                                                      ======================

                                                      INVESTMENT

                                                      GRADE

                                                      MUNICIPAL

                                                      INCOME

                                                      FUND INC.


(c)2000 PaineWebber Incorporated                      SEPTEMBER 30, 2000
       All rights reserved.